Exhibit 99.1
Central Bancompany, Inc. Declares Quarterly Cash Dividend and Authorizes New Stock Repurchase Plan
JEFFERSON CITY, MO. (February 05, 2026) — The Board of Directors (“the Board”) of Central Bancompany, Inc. (Nasdaq: CBC) today announced it has declared a quarterly cash dividend to its shareholders. A quarterly cash dividend of $0.12 per common share will be paid on March 2, 2026, to all stockholders of record as of the close of business on February 20, 2026. This dividend represents an increase of $0.065 per share from the dividend paid in the first quarter of 2025 and a $0.035 per share decrease from the dividend paid in the prior quarter. The dividend paid in the prior quarter consisted of a regular dividend of $0.055 per share and a special fourth quarter dividend of $0.10 per share. Commencing with this quarter’s dividend, the Company intends to pay a regular, consistent quarterly dividend and does not anticipate the payment of fourth quarter special dividends, which was the Company's practice as a private company, however future dividends are not guaranteed and subject to board approval.
Additionally, the Board approved the Company to repurchase up to $50 million of shares of the Company’s Class A common stock (the “2026 Repurchase Plan”). This 2026 Repurchase Plan authorization replaces and supersedes the Company’s prior authorizations.
About Central Bancompany, Inc.
Central Bancompany, Inc. is headquartered in Jefferson City, Missouri. Its banking subsidiary, The Central Trust Bank, has been serving businesses and customers since 1902. The bank is built on a strong foundation of people, community service, and technology. As of December 31, 2025, The Central Trust Bank is a $20.8 billion Missouri state-chartered trust company with banking powers and a Federal Reserve state member bank, serving consumers and businesses in Missouri, Kansas, Oklahoma, Colorado, and Florida. Divisions of The Central Trust Bank include Central Trust Company and Central Investment Advisors. To learn more about Central Bancompany, Inc. visit https://www.centralbank.net.
Cautionary Note Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other variations or comparable terminology and expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. We have based the forward-looking statements contained herein on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section titled “Risk Factors” in our S-1/A Registration Statement. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. These forward-looking statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. We undertake no obligation to update any forward-looking statements made in this prospectus to reflect events or circumstances after the date of this prospectus or to reflect new information or the occurrence of unanticipated events, except as required by law.
Media Contact:
Dan Westhues
EVP, Chief Customer Officer
Central Bancompany, Inc.
dan.westhues@centralbank.net
(573) 634-1281

Investor Relations Contact:
Charlie Martin
Corporate Development Officer
Central Bancompany, Inc.
charlie.martin@centralbank.net
(314) 686-7007